UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 17, 2003

Riggs National Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-9756	52-1217953
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation or organization)	Number)	Identification No.)

1503 Pennsylvania Avenue, N.W., Washington, D.C. 20005
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (202) 835-4309

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

99.1	Press Release of Riggs National Corporation, dated July 16, 2003.

99.2	Consent Order with the Office of the Comptroller of the Currency, dated July 16, 2003.

Item 9. Regulation FD Disclosure (information furnished in this Item 9 is furnished under Item 12).

     The Registrant is making this disclosure under Item 12 of Form 8-K, but in accordance with SEC Release 33-8216, it is set forth under Item 9. The information in this Form 8-K, including the exhibits, shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

     On Wednesday, July 16, 2003, Riggs National Corporation issued a press release announcing its second quarter earnings for the fiscal quarter ending June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1. The consent order discussed in the press release is attached hereto as Exhibit 99.2.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 17, 2003

Riggs National Corporation

	By:	/s/	Steven T. Tamburo

Steven T. Tamburo Chief Financial Officer

Exhibit Index

Exhibit
Number	Description of Exhibit

99.1	Press Release of Riggs National Corporation, dated July 16, 2003.

99.2	Consent Order with the Office of the Comptroller of the Currency, dated July 16, 2003